UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	000-30093 (Commission File Number)	#51-0380839 (I.R.S. Employer Identification Number)

10240 Sorrento Valley Road, San Diego, CA (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 320-8000
Registrant’s Telephone Number, Including Area Code

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

	Number	Description

	99.1	Press release issued by Websense, Inc. (the “Company”) on January 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report and the exhibit attached hereto shall not be incorporated by reference into any registration statement or other document filed with the Commission.

On January 28, 2004, the Company issued a press release announcing its financial results for the fourth quarter and year-ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: January 28, 2004	/s/ Douglas C. Wride

Douglas C. Wride
Chief Financial Officer (principal financial
and accounting officer)